SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Opportunities Fund -- Class
A Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):  11/7/90


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,050.67 N/A
$1,371.68

T   =  Average Annual
       Total Return              5.07%     N/A          37.17%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $969,287

Expenses                         $142,035

Reimbursement                    $0

Average shares                   19,959,698

NAV                              $8.80

Sales Charge                     4.75%

POP                              $9.24

Yield at POP                     5.44%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  5.44%               5.44%
 ------       =      ------              =        10.24%
1-46.88%              .531%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New York Tax Exempt Opportunities Fund --
Class B Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 2/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,04.57    N/A       $1,022.35

T   =  Average Annual
       Total Return              4.46%       N/A        2.24%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     5.00%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


    5.00%             5.00%
 ------       =      ------              =    9.41%
1-45.88%              .531%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New York Tax Exempt Opportunities Fund --
Class M Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 2/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000


ERV =  Ending Redeemable Value   N/A       N/A          $1,035.75


T   =  Average Annual
       Total Return              N/A       N/A          3.58%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Sales Charge                     3.25%

POP                              $

Yield at POP                     5.13%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  5.13%               5.13%
 ------       =      ------              =     9.66%
1-46.88%              .531%